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                                                                    EXHIBIT 10.1

                          REGISTRATION RIGHTS AGREEMENT

                                                               February 12, 2004

To Each of the Purchasers Named
on the Signature Pages Hereof

Ladies and Gentlemen:

            Stetsys US, Inc., a Delaware corporation and Stetsys Pte. Ltd., a company formed under the laws of Singapore (each a "Seller" and collectively, the "Sellers") proposes to sell to the Purchasers (as defined herein) upon the terms set forth in the Stock Purchase Agreement (as defined herein) shares of the common stock, par value $0.001 per share (the "Securities"), of Radyne ComStream Inc., a Delaware corporation (the "Company"). As an inducement to the Purchasers to enter into the Stock Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with each Purchaser for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

            1. Definitions. (a) Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Stock Purchase Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

            "Affiliate" of any specified person means any other person, which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York or Phoenix, Arizona are authorized or obligated by law or executive order to close.

            "Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

            "Common Stock" means the Company's common stock, par value $0.001 per share.

            "Effectiveness Period" has the meaning assigned thereto in Section 2(b)(i) hereof.
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            "Effective Time" means the date on which the Commission declares the
Shelf Registration Statement effective or on which the Shelf Registration Statement otherwise becomes effective.

            "Electing Holder" has the meaning assigned thereto in Section 3(a)(ii) hereof.

            "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

            "holder" means, when used with respect to any Security, the record holder of such Security.

            "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, conducted pursuant to Section 6 hereof.

            "NASD Rules" means the Rules of the National Association of Securities Dealers, Inc., as amended from time to time.

            "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire, substantially in the form of Exhibit A attached hereto, relating to the Securities.

            "person" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

            "Prospectus" means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities
Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

            "Purchasers" means the Purchasers named on the signature pages of the Stock Purchase Agreement.

            "Registrable Securities" means only those Securities which are actually sold by the Sellers to the Purchasers pursuant to the Stock Purchase Agreement, and any security issued thereon as a stock dividend, stock split or recapitalization; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

            "Restricted Security" means any Security except any such Security that (i) has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in


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compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto) or (iii) has otherwise been transferred and a new Security not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company.

            "Rules and Regulations" means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

            "Securities Act" means the United States Securities Act of 1933, as amended.

            "Shelf Registration" means a registration effected pursuant to
Section 2 hereof.

            "Shelf Registration Statement" means a "shelf" registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

            "Stock Purchase Agreement" means the Stock Purchase Agreement, dated as of the date hereof, by and among the Sellers, the Company and the Purchasers.

            "underwriter" means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

            2. Shelf Registration. (a) The Company shall, (1) use its reasonable best efforts to file with the Commission, within 15 days following the filing by the Company of its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and in no event later than April 1, 2004, a Shelf Registration Statement covering the offer and sale of the Registrable Securities (the "Filing Deadline Date") and (2) use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act on or prior to 90 calendar days, if the Registration Statement is not reviewed by the Commission, or 105 calendar days, if the Registration Statement is reviewed by the Commission, in each case after the Closing Date (the "Effectiveness Deadline Date"); provided, however, that if there is a review, the holders shall in good faith entertain any request from the Company for a waiver of the 105-day period. No holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus for resales of Registrable Securities unless such holder is an Electing Holder. The Shelf Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form for such purpose) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Shelf Registration Statement) the "Plan of Distribution" attached hereto as Annex A.


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            (b) The Company shall use all reasonable efforts:

                  (i) to keep the Shelf Registration Statement continuously
            effective in order to permit the Prospectus to be usable by holders for resales of Registrable Securities until the earlier of (A) the sale under the Shelf Registration Statement of all the Registrable Securities registered thereunder and (B) all of the Securities ceasing to be Restricted Securities (such period being referred to herein as the "Effectiveness Period"); and

                  (ii) after the Effective Time, promptly upon the request of any holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such holder to use the Prospectus for resales of Registrable Securities, including without limitation any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement; provided, however, that nothing in this subparagraph shall relieve such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a) hereof.

            (c) If (x) such Shelf Registration Statement covering the Registrable Securities is not filed with the Commission on or prior to the Filing Deadline Date, (y) such Shelf Registration Statement covering the Registrable Securities is not declared effective by the Commission on or prior to the Effectiveness Deadline Date or (z) after the Effective Time, without regard for the reason thereunder or efforts therefor, such Shelf Registration Statement ceases for any reason to be effective or any Prospectus thereunder ceases to be usable with respect to any Registrable Securities to which it is required to cover at any time prior to the expiration of its Effectiveness Period for an aggregate of more than 30 trading days (which need not be consecutive), then, notwithstanding any other provision in this Agreement, in addition to any other rights available to the holders under the Transaction Documents or under applicable law, the Company will make pro rata payments to each Purchaser, as liquidated damages and not as a penalty, an amount equal to 1.0% of the aggregate amount paid by such Purchaser on the Closing Date to the Sellers for the Sellers Shares ("Deadline Payment"). In addition, the Company will make pro rata payments to each Purchaser, as liquidated damages and not as a penalty, an amount per each 30-day period (or pro rata portion thereof if the period is less than 30 days) after the Deadline Payment equal to 1.0% (i) in the case of clause (x), for the period from the Filing Deadline Date to the date on which such Shelf Registration Statement is filed, (ii) in the case of clause
(y), for the period from the Effectiveness Deadline Date to the date on which such Shelf Registration Statement becomes effective, and (iii) in the case of clause (z), for any period in excess of such 30 trading days in which such Shelf Registration Statement ceases to be effective or any Prospectus thereunder ceases to be usable with respect to any Registrable Securities. No such payments shall be payable in respect of any securities that are not Registrable Securities. Such payments shall be made to each Purchaser in immediately available funds not later than three Business Days following the end of each 30-day period.


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            3. Registration Procedures. In connection with the Shelf
Registration Statement, the following provisions shall apply:

            (a) Not less than 30 calendar days prior to the Effective Time, the Company shall mail the Notice and Questionnaire to the holders of Registrable Securities. No holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the Prospectus for resales of Registrable Securities at any time unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, holders of Registrable Securities shall have at least 20 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company.

                  (i) After the Effective Time, the Company shall, upon the
            request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder. The Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the Prospectus for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company.

                  (ii) The term "Electing Holder" shall mean any holder of
            Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a) hereof.

            (b) The Company shall furnish to each Electing Holder and the Managing Underwriters, if any, no fewer than five Business Days prior to the initial filing of the Shelf Registration Statement, a copy of such Shelf Registration Statement, and shall furnish to such holders and the Managing Underwriters, if any, no fewer than two Business Days prior to the filing of any amendment or supplement to the Prospectus, a copy of such amendment or supplement and shall reflect in each such document when so filed with the Commission such comments as such holders reasonably may propose; provided, however, that the Company shall make the final decision as to the form and content of each such document. If any such Shelf Registration Statement refers to any Electing Holder by name or otherwise as the holder of any securities of the Company, then such Electing Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Electing Holder, to the effect that the holding by such Electing Holder of such securities is not to be construed as a recommendation by such Electing Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Electing Holder will assist in meeting any future financial requirements of the Company or (ii) in the event that such reference to such Electing Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such Electing Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

            (c) From the date hereof until the end of the Effective Period, the Company shall (subject to paragraph (j) below) promptly take such action as may be necessary so that (i) each of the Shelf Registration Statement and any amendment thereto and the Prospectus and any amendment or supplement thereto (and each report or other document incorporated by reference therein in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) each of the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) each of the Prospectus and any amendment or supplement to the Prospectus does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (d) The Company shall promptly advise each Electing Holder, and shall confirm such advice in writing if so requested by any such holder (which notice pursuant to clauses (iii) through (v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made):

                  (i) when the Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

                  (ii) when the Commission notifies the Company whether there will be a "review" of such Shelf Registration Statement and whenever the Commission comments in writing on such Shelf Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the holders that pertain to the holders as a Selling Stockholder or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information);

                  (iii) of the issuance by the Commission of any stop order
            suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for such purpose;

                  (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                  (v) if changes in the Shelf Registration Statement or the
            Prospectus are required in order that the Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the


                                      -6-
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            Prospectus, in light of the circumstances under which they were made) not misleading.

            (e) The Company shall use all reasonable best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible time.

            (f) The Company shall furnish to each requesting Electing Holder, without charge, at least one copy of the Shelf Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if such holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.

            (g) The Company shall, during the Effectiveness Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company consents (except during the continuance of any event described in Section 3(d)(iv) above or any pending corporate development described in Sections 3(j) and 6 below) to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

            (h) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company shall (i) register or qualify the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any Electing Holder may reasonably request,
      (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Electing Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to the Shelf Registration Statement, and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall the Company be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(h).

            (i) The Company shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement, which certificates shall not bear any restrictive legends and shall meet the requirements of any securities exchange on which the Company's Common Stock is then listed and which certificates shall be in such permitted denominations and registered in such names as Electing Holders may request in connection with the sale of Registrable Securities pursuant to the Shelf Registration Statement.


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
            (j) Upon the occurrence of any fact or event contemplated by paragraph 3(d)(iv) above, the Company shall (subject to the next sentence) promptly prepare a post-effective amendment or supplement to the Shelf Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company notifies the Electing Holders in accordance with clauses (ii) through (iv) of paragraph 3(d) above to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made, then each Electing Holder shall suspend the use of the Prospectus until (i) such Electing Holder has received copies of the supplemented or amended Prospectus contemplated by the preceding sentence or (ii) such Electing Holder is advised in writing by the Company that the use of the Prospectus may be resumed and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. Notwithstanding the foregoing, the Company shall not be required to amend or supplement the Shelf Registration Statement, any related Prospectus or any document incorporated by reference for a period not to exceed 15 consecutive days (or 45 days in the aggregate in any calendar year) if there occurs or exists any pending corporate development the disclosure of which would, in the judgment of the Company, be harmful to the business, operations, prospects, or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

            (k) The Company shall comply with all applicable Rules and Regulations, and to make generally available to all holders as soon as practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Shelf Registration Statement, (ii) the effective date of each post-effective amendment to the Shelf Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Shelf Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the Rules and Regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

            (l) In the event of an underwritten offering conducted pursuant to
      Section 6 hereof, the Company shall (subject to paragraph 3(j) above), if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the Managing Underwriters reasonably agree should be included therein and to which the Company does not reasonably object and shall (subject to paragraph 3(j) above) make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

            (m) The Company shall enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering

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      conducted pursuant to Section 6 hereof) and take all other appropriate action in order to expedite and facilitate the registration and disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 hereof with respect to all parties to be indemnified pursuant to Section 5 hereof; provided, however, the Company shall not be required to facilitate an underwritten offering pursuant to the Shelf Registration Statement by any holders unless the offering relates to at least 25% of the Securities sold pursuant to the Stock Purchase Agreement.

            (n) The Company shall:

                  (i) (A) make reasonably available for inspection by requesting
            Electing Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement, one accountant and any other agent retained by such holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and (B) cause the Company's officers, directors and employees to supply all information reasonably requested by such holders or any such underwriter, accountant or agent in connection with the Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential shall be kept confidential by such holders and any such underwriter, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided, further that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the requesting Electing Holders and the other parties entitled thereto by one counsel designated by and on behalf of Electing Holders and other parties;

                  (ii) in connection with any underwritten offering conducted pursuant to Section 6 hereof, make such representations and warranties to the Electing Holders participating in such underwritten offering and to the Managing Underwriters, in form, substance and scope as are customarily made by the Company to underwriters in primary underwritten offerings of equity securities;

                  (iii) in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters) addressed to each requesting Electing Holder, covering such matters as are customarily covered in opinions requested in primary underwritten offerings of equity securities (it being agreed that the matters to be covered shall include, without limitation, as of the date of the opinion and as of the Effective Time

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            or the date of the most recent post-effective amendment thereto, as the case may be, comment of such counsel as to the absence, to such counsel's knowledge, from the Shelf Registration Statement and the Prospectus, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made,) not misleading;

                  (iv) in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each requesting Electing Holder (if such Electing Holder has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed) and the underwriters, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings;

                  (v) in connection with any underwritten offering conducted pursuant to Section 6 hereof, deliver such documents and certificates as may be reasonably requested by any Electing Holders and the Managing Underwriters, if any, including without limitation certificates to evidence compliance with Section 3(j) hereof and with any conditions contained in the underwriting agreement or other agreements entered into by the Company in connection therewith.

            (o) The Company will use its reasonable best efforts to cause the Common Stock to be listed on the Nasdaq National Market or other stock exchange or trading system, if any, on which the Common Stock primarily trades on or prior to the Effective Time.

            (p) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

            (r) On or prior to the Effective Time, the Company shall cause the transfer agent to remove the restrictive legends on all Registrable Securities eligible for sale under the Shelf Registration Statement so that they are freely tradable.

            4. Registration Expenses. (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by it whether or not any Shelf Registration Statement is filed or becomes effective and whether or not any securities are issued or sold pursuant to any Shelf Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including without limitation fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) in compliance with securities or Blue Sky laws), (ii) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing Prospectuses if the printing of Prospectuses is requested by the Managing Underwriters, if any), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of all independent certified public accountants referred to in Section 3(n)(iv) hereof (including without limitation the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (v) Securities Act liability insurance, if the Company desires such insurance, and (vi) fees and expenses of all other persons retained by the Company. In addition, the Company shall pay its internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Securities on the Nasdaq National Market. Notwithstanding the foregoing or anything in this Agreement to the contrary, each holder of the Registrable Securities being registered shall pay all commissions and underwriting discounts and commissions with respect to any Registrable Securities sold by it and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly).

            5. Indemnification and Contribution.

            (a) Indemnification by the Sellers and the Company. Upon the registration of the Registrable Securities pursuant to Section 2 hereof, the Sellers and the Company shall each jointly and severally indemnify and hold harmless each Electing Holder and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Electing Holder, underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an "Indemnified Person") against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnified Person expressly for use therein; provided, further, however, that the foregoing indemnity agreement with respect to any Prospectus shall not inure to the benefit of any Indemnified Person who failed to deliver a final Prospectus or an amendment or supplement thereto (provided by the Company to the several Indemnified Persons in the requisite quantity and on a timely basis to permit proper delivery on or prior to the relevant transaction date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the final Prospectus or an amendment or supplement thereto. Anything to the contrary notwithstanding, the foregoing indemnity as to the Sellers shall be limited, in all respects, solely to actions taken by the Seller, or to information supplied by the Seller in writing for inclusion in the Registration Statement or Prospectus.

            (b) Indemnification by the Holders. Each Electing Holder agrees, as a consequence of the inclusion of any of such holder's Registrable Securities in any Shelf Registration Statement, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, officers who sign such Shelf Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder for use therein and (ii) reimburse the Company and its directors and officers who sign such Shelf Registration Statement for any legal or other expenses reasonably incurred by the Company and such directors and officers in connection with investigating or defending any such action or claim as such expenses are incurred.

            (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) of this Section 5 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 5. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, which consent will not be unreasonably withheld, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

            (d) Contribution. If the indemnification provided for in this
Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) of this Section 5 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information about such indemnifying party or indemnified party supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Electing Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Electing Holders and any underwriters, selling agents or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the percentage of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

            (e) Notwithstanding any other provision of this Section 5, in no event will any (i) Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such holder from the sale of such holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement and (ii) underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.

            (f) The obligations of the Company and Sellers under this Section 5 shall be in addition to any liability that the Company and the Sellers may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 5 shall be in addition to any liability that such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to an indemnified party at law or in equity.

            6. Underwritten Offering. Any holder of Registrable Securities who desires to do so may sell Registrable Securities (in whole or in part) in an underwritten offering; provided, however, the Company shall not be required to facilitate an underwritten offering pursuant to the Shelf Registration Statement by any holders unless the offering relates to at least 25% of the Securities sold pursuant to the Stock Purchase Agreement. In any such underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto (including the size of the offering) will be approved by, the holders of a majority of the Registrable Securities to be included in such offering; provided, however, that such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Company. No holder may participate in any underwritten offering contemplated hereby unless (a) such holder agrees to sell such holder's Registrable Securities to be included in the underwritten offering in accordance with any approved underwriting arrangements, (b) such holder completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements and (c) if such holder is not then an Electing Holder, such holder returns a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a) hereof within a reasonable amount of time before such underwritten offering. The holders participating in any underwritten offering shall be responsible for any underwriting discounts and commissions and fees and, subject to Section 4 hereof, expenses of their own counsel. The Company shall pay all expenses customarily borne by issuers, including but not limited to filing fees, the fees and disbursements of its counsel and independent public accountants and any printing expenses incurred in connection with such underwritten offering. Notwithstanding the foregoing, upon receipt of a request from the Managing Underwriter or a representative of holders of a majority of the Registrable Securities to be included in an underwritten offering to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to 60 days if there occurs or exists any pending corporate development the disclosure of which would, in the judgment of the Company, be harmful to the business, operations, prospects, or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole..

            7. Rules 144 and 144A.

            The Company agrees, for so long as any Registrable Securities remain outstanding and during any period in which the Company (a) is not subject to
Section 13 of 15(d) of the

Exchange Act, to make available, upon request of any holder of Registrable Securities, to such holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities designated by such holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Securities pursuant to Rule 144A of the Securities Act, and (b) is subject to Section 13 of 15 (d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Registrable Securities pursuant to Rule 144 of the Securities Act.

            8. Miscellaneous.

            (a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under this Agreement may result in material irreparable injury to the Purchasers or the holders of Registrable Securities for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Purchasers or any holder of Registrable Securities may obtain such relief as may be required to specifically enforce the Company's obligations hereunder. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

            (b) Other Registration Rights. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company shall not permit any securities other than the Registrable Securities to be included in any Shelf Registration Statement hereunder. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

            (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 2 hereof (other than the waiver contemplated by the proviso contained in Section 2(a)) and this Section 8(c)(i), the Company has obtained the written consent of holders of all outstanding Registrable Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of holders of a majority of the Registrable Securities (excluding Registrable Securities held by the Company or its Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of holders whose Registrable Securities are being sold pursuant to a Shelf Registration Statement and that does not affect directly or indirectly the rights of other holders of Registrable Securities may be given by the holders of a majority of Registrable Securities being sold by such holders pursuant to such Shelf Registration Statement.

            (d) Notices. All notices and other communications provided for or permitted hereunder shall be given as provided in the Stock Purchase Agreement.

            (e) Parties in Interest. The parties to this Agreement intend that all holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities that are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

            (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (g) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning, construction or interpretation hereof.

            (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to provisions relating to conflicts of law to the extent the application of the laws of another jurisdiction would be required thereby. If a party shall commence a proceeding against another party to this Agreement to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

            (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

            (j) Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such holder.

            (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE

            Please confirm by signing in the space provided below that the foregoing correctly sets forth the agreement between the Company and you.

                                              Very truly yours,

                                              RADYNE COMSTREAM INC.
                                              3138 East Elwood Street
                                              Phoenix, Arizona 85034


                                              By:
                                                 -------------------------------
                                                 Name: Robert Fitting
                                                 Title: Chief Executive Officer


                                              STETSYS US, INC.
                                              c/o Singapore Technologies Pte Ltd
                                              1 Cuppage Road #09-01
                                              Singapore 229469


                                              ----------------------------------
                                              Name: Ming Seong Lim
                                              Title: Authorized Representative


                                              STETSYS PTE. LTD.
                                              c/o Singapore Technologies Pte Ltd
                                              1 Cuppage Road #09-01
                                              Singapore 229469


                                              By:
                                                 -------------------------------
                                                 Name: Ming Seong Lim
                                                 Title: Chairman

                  REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE

Accepted and Agreed


------------------------------------------------
Name (Print)


By:
   ---------------------------------------------
   Name:
   Title:

Date:
           -------------------------------------

Address:
           -------------------------------------

           -------------------------------------

           -------------------------------------

Telephone:
           -------------------------------------

Facsimile:
           -------------------------------------

                                                                         Annex A

                              Plan of Distribution

      The Selling Stockholders and any of their pledgees, donees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

- ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

- block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

- purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

- an exchange distribution in accordance with the rules of the applicable exchange;

-     privately negotiated transactions;

- to cover short sales made after the date that this Registration Statement is declared effective by the Securities and Exchange Commission;

- broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

-     a combination of any such methods of sale; and

-     any other method permitted pursuant to applicable law.

      The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

      Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

      The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of Common Stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

      Upon the Company being notified in writing by a Selling Stockholder that any material arrangement has been entered into with a broker-dealer for the sale of Common Stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of Common Stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon the Company being notified in writing by a Selling Stockholder that a donee or pledge intends to sell more than 500 shares of Common Stock, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

      The Selling Stockholders also may transfer the shares of Common Stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

      The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, that can be attributed to the sale of Securities will be paid by the Selling Stockholder and/or the purchasers.

      Each Selling Stockholder has represented and warranted to the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. The Company has advised each Selling Stockholder that it may not use shares registered on this Registration Statement to cover short sales of Common Stock prior to the date on which this Registration Statement shall have been declared effective by the Securities and Exchange Commission. If a Selling Stockholder use this prospectus for any sale of the Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act. The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder promulgated, including without limitation, Regulation M, as applicable to such Selling Stockholders in connection with resales of their respective shares under this Registration Statement.

The Company is required to pay all fees and expenses incident to the registration of the shares, but the Company will not receive any proceeds from the sale of the Common Stock. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

                                                                       EXHIBIT A

                              RADYNE COMSTREAM INC.

                        Notice of Registration Statement

                                       and

                      Selling Securityholder Questionnaire

                                     (Date)

            Reference is hereby made to the Registration Rights Agreement (the "Registration Rights Agreement") between Radyne ComStream Inc. (the "Company") and the Sellers and the Purchasers named therein. Pursuant to the Registration Rights Agreement, the Company has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), __________ shares of the Company's common stock, par value $0.001 per share (the "Securities"). A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

            Each beneficial owner of Registrable Securities (as defined below) is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt.

            Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

            The term "Registrable Securities" is defined in the Registration Rights Agreement to mean all or any portion of the Securities; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

            The term "Restricted Security" is defined in the Registration Rights Agreement to mean any Security except any such Security that (i) has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the

Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), or (iii) has otherwise been transferred and a new Security not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company.

                                    ELECTION

            The undersigned holder (the "Selling Securityholder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and the Registrable Securities listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including without limitation Section 5 of the Registration Rights Agreement as if the undersigned Selling Securityholder were an original party thereto.

            The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

            Certain capitalized terms used in this Questionnaire are defined in Appendix l attached hereto. Capitalized terms used in this Questionnaire but not defined in Appendix 1 have the meanings given to them in the accompanying letter.

(1)   (a)   Full legal name of Selling Securityholder:

            --------------------------------------------------------------------

             (i)   Is such Selling Securityholder a:

                  [ ] Corporation   [ ] General Partnership

                  [ ] Individual    [ ] Limited Partnership

                  [ ] Other (please specify:____________________)

            (ii) In what state is such Selling Securityholder organized or domiciled?

                  --------------------------------------------------------------

      (b) Full legal name of Registered Holder (if not the same as in (a) above) of Registrable Securities listed in Item (4) below:

            --------------------------------------------------------------------

(2)   Address for Notices to Selling Securityholder:

                        --------------------------------------------------------

                        --------------------------------------------------------

                        --------------------------------------------------------
      Telephone:
                        --------------------------------------------------------
      Fax:
                        --------------------------------------------------------
      Contact Person:
                        --------------------------------------------------------

(3)   Beneficial Ownership of Securities by Another Entity or Individual:

      (a) Is another entity or individual the Beneficial Owner of any Securities?

            [ ] No (skip questions (b)-(e) below)

            [ ] Yes (answer questions (b)-(e) below)

      (b)   What is the full legal name of such Beneficial Owner?

            --------------------------------------------------------------------

      (c)   Is such Beneficial Owner a:

            [ ] Corporation   [ ] General Partnership

            [ ] Individual    [ ] Limited Partnership

            [ ] Other (please specify:____________________)

      (d)   In what state is such Beneficial Owner organized or domiciled?

            --------------------------------------------------------------------

      (e) Please provide the name, address and telephone number of a contact person for such Beneficial Owner.

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

(4)   Beneficial Ownership of Securities:

      Except as set forth below in this Item (4), the undersigned is not a Beneficial Owner of any Securities.

      (a) Number of Registrable Securities (as defined in the Registration Rights Agreement) Beneficially Owned:
                                                  ------------------------------

      (b)   Number of Securities other than Registrable Securities Beneficially
            Owned:

            --------------------------------------------------------------------

      (c) Number of Registrable Securities that the undersigned wishes to be included in the Shelf Registration Statement:
                                                         -----------------------

(5)   Beneficial Ownership of Other Securities of the Company:

      Except as set forth below in this Item (5), the undersigned Selling Securityholder is not a Beneficial Owner of any shares of Common Stock or any other securities of the Company, other than the Securities listed above in Item (4).

      State any exceptions here:




(6)   Relationships with the Company:

      Except as set forth below, neither the Selling Securityholder nor any of its Affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other Material Relationship with the Company (or its predecessors or Affiliates) during the past three years.

      State any exceptions here:




(7) Full Legal Name of Natural Control Person (which means a natural person who directly you indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):


            --------------------------------------------------------------------

(8)   BROKER-DEALER STATUS:

      (a)   Are you a broker-dealer?

                              Yes [ ]     No [ ]

      Note: If yes, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

      (b)   Are you an affiliate of a broker-dealer?

                              Yes [ ]     No [ ]

      (c) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

                              Yes [ ]     No [ ]

      Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

      By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M. The Selling Securityholder also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with the Registration Statement and any amendments or supplements thereto filed with the SEC pursuant to the Securities Act of 1933, as amended.

      In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

      By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

      The Selling Securityholder acknowledges that material misstatements and omissions of material facts in the Registration Statement and any amendments or supplement thereto may give rise to civil and criminal liabilities to the Company and to each officer and director of the Company signing the Registration Statement and to other persons signing such document. As a result, in accordance with the Selling Securityholder's obligation under Section 3(a) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder shall be made in accordance with the Registration Rights Agreement as follows:

      (i)   to the Company:


                  Radyne ComStream Inc.
                  3138 East Elwood Street
                  Phoenix, Arizona  85038
                  Attention:
                              ------------

      (ii)        with a copy to:

                  Snell & Wilmer LLP
                  One Arizona Center
                  400 East Van Buren
                  Phoenix, Arizona  85004
                  Attention: Steven D. Pidgeon, Esq.


      I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

      IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:
       ------------------


                                    --------------------------------------------
                                    Selling Securityholder
                                    (Print/type full legal name of beneficial owner of Registrable Securities)


                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT TO THE COMPANY'S COUNSEL AT:

                  Snell & Wilmer LLP
                  One Arizona Center
                  400 East Van Buren
                  Phoenix, Arizona  85004
                  Attention: Steven D. Pidgeon, Esq.

                                                                      APPENDIX 1

                                   DEFINITIONS

            For the purpose of this Questionnaire, the following definitions apply:

            1. Affiliate. As used in Questions 1 - 7 and Question 9, a person is an "Affiliate" of a person if such person controls, is controlled by, or is under common control with, another person. Please assume that an "Affiliate" of the Company includes without limitation, any 5% stockholder of the Company (including any person who owns, controls, or holds or holds an option to acquire, and has the power to vote, 5% or more of the Company's outstanding voting securities). "Control" is the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

            As used in Question 8 of this Questionnaire, an "affiliate" of an NASD member has the following meaning:

      (1) a company which controls, is controlled by or is under common control with a member;

      (2) the term affiliate is presumed to include, but is not limited to, the following:

            (a) a company will be presumed to control a member if the company beneficially owns 10% or more of the outstanding voting securities of a member which is a corporation, or beneficially owns a partnership interest in 10% or more of the distributable profits or losses of a member which is a partnership;

            (b) a member will be presumed to control a company if the member and persons associated with the member beneficially own (i) 10% or more of the outstanding subordinated debt of a company,
                  (ii) 10% or more of the outstanding voting securities of a company which is a corporation or (iii) a partnership interest in 10% or more of the distributable profits or losses of a company which is a partnership;

            (c) a company will be presumed to be under common control with a member if:

                  (i) the same natural person or company controls both the member and company by beneficially owning 10% or more of the outstanding voting securities of a member or company which is a corporation, or by beneficially owning a partnership interest in 10% or more of the distributable profits or losses of a member or company which is a partnership; or

                  (ii) a person having the power to direct or cause the direction of the management or policies of the member or the company also has the power to direct or cause the direction of the management or policies of the other entity in question.

            2. Beneficial Owner. A "Beneficial Owner" of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power and/or investment power with respect to such security. Voting power includes "the power to vote, or to direct the voting, of such security" and investment power includes "the power to dispose, or to direct the disposition, of such security."

            A person is also a Beneficial Owner of a security if he has the right to acquire beneficial ownership of such security, at any time within sixty days, including but not limited to, any right to acquire through: (a) the exercise of an option, warrant or right, (b) the conversion of a convertible security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement; provided, however, that if the acquisition of an option, warrant, right, convertible security or power described in (a), (b) or (c) is for the purpose of maintaining or obtaining control over the issuer of the security, the holder of the option, warrant, right, convertible security or power shall, immediately upon such acquisition and regardless of when it is exercisable, be deemed a beneficial owner of the underlying securities.

            The possession of the legal power to vote and/or direct the disposition of securities, absent unusual circumstances, will be sufficient to confer beneficial ownership. Such power may be held directly, or indirectly, through one or more controlled entities.

            3. Material Relationship. The term "material relationship" has not been defined by the Securities and Exchange Commission (the "SEC"). The SEC, however, is likely to construe as material any relationship which tends to impact arm's length bargaining in dealings with a company, whether arising from a close business connection, family relationship, a relationship of control or otherwise. For example, you should conclude that you have such a relationship with any organization of which you own, directly or indirectly, 10% more of the outstanding voting stock, or in which you have some other substantial interest, and with any person or organization with whom you have, or with whom any relative (or any other person or organization as to which you have any of the foregoing other relationships) has, a contractual relationship.

            4. Member. Rule 0120 of the NASD's Rules of Fair Practice defines the term "member" to mean any individual, partnership, corporation or other legal entity admitted to membership in the NASD, and Article l of the NASD's By-Laws defines the term "person associated with a member" to mean every sole proprietor, partner, officer, director, or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not such person is registered or exempt from registration with the NASD.